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                                                                     EXHIBIT 10.


                                        December 7, 1995

The Milestone Funds
One Odell Plaza
Yonkers, New York 10701

Dear Sirs:

     As assistant secretary of The Milestone Funds (the "Fund"), a Delaware business trust, and counsel for Forum Financial Services, Inc. ("Forum"), administrator of the Fund, I have acted as counsel for the Fund in connection with the registration of an additional 116,000,000 shares of beneficial interest, no par value (the "Shares"), of the Fund under the Securities Act of 1933, as amended (the "1933 Act").

     As such, I have participated in the preparation of the Post-Effective Amendment No. 4 to the Fund's Registration Statement (File No. 33-81574) on Form N-1A relating to the Shares and have examined and relied upon such corporate records of the Fund and other Documents and certificates as to factual matters I have deemed to be necessary to render the opinion expressed herein.

     Based on such examination, I am of the opinion that the 116,000,000 Shares being registered by Post-Effective Amendment No. 4 to the Fund's Registration Statement are duly authorized and unissued shares of beneficial interest, and when the Shares have been duly sold, issued and paid for as contemplated in a Prospectus forming a part of an effective Registration Statement of the Fund under the 1933 act, the Shares will have been validly and legally issued (assuming there is no amendment to the Fund's Trust Instrument in the future to the contrary) and will be fully paid and non-assessable shares of beneficial interest of the Fund under the laws of the State of Delaware.

     My opinion above stated is expressed as a member of the bar of the State of Maine.

     I hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to said Post-Effective Amendment No. 4 to the Fund's Registration Statement.

                                        Sincerely,

                                        /s/ David I. Goldstein

                                        David I. Goldstein
                                        Counsel, Forum Financial Services, Inc.
                                        Assistant Secretary, The Milestone Funds